UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 13, 2006
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)

         Delaware                      0-22624                      05-0473908
         Delaware                      1-11432                      05-0475617
         Delaware                      1-11436                      22-3182164
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(State or other jurisdiction of      (Commission             (IRS Employer
incorporation or organization)       File Number)            Identification No.)

1000 Columbia Avenue
Linwood, Pennsylvania                                                 19061
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(Address of principal executive offices)                           Zip Code)

Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - Entry into a Material Definitive Agreement.

     The disclosure set forth in Item 8.01 of this Report under the caption "Equity Commitment Agreement" is incorporated by reference into Item 1.01 hereby.

SECTION 8 - OTHER EVENTS

ITEM 8.01 - Other Events.

     Foamex International Inc. ("Foamex International") has received a commitment for a new equity investment and its primary operating subsidiary, Foamex L.P. (together with Foamex International and the other Foamex entities that are chapter 11 debtors, collectively, the "Company"), has received a commitment for exit financing to fund the Company's emergence from chapter 11. These commitments are subject to satisfaction of certain conditions as described therein.

     Specifically, as part of the new equity investment, Foamex International has entered into an equity commitment agreement (the "Equity Commitment Agreement") to conduct a $150 million rights offering to existing common and preferred shareholders. Subject to the terms of that agreement, five existing shareholders -- D. E. Shaw Laminar Portfolios, L.L.C., Goldman, Sachs & Co., Par IV Master Fund, Ltd., Sunrise Partners Limited Partnership, and Sigma Capital Associates, LLC (the "Significant Equityholders") -- have committed to fund any shortfall between $150 million and the actual proceeds from the rights offering through the Significant Equityholders' purchase of new preferred or common stock in Reorganized Foamex International.

     Separately, Foamex L.P. has entered into a commitment with a group of lenders led by Bank of America, N.A. and Banc of America Securities LLC for up to $790 million of exit financing, of which it expects to draw approximately $645 million upon the Company's emergence from chapter 11. If consummated, the combination of the new equity investment and the exit financing would allow the Company to satisfy all valid claims of creditors in full and allow holders of Foamex International's stock to retain their ownership interests, subject to any dilution that may occur in connection with the rights offering or otherwise.

     The Company today filed a motion with the Bankruptcy Court seeking approval of the commitments described above, the commencement of the rights offering, and the Company's payment of certain premiums, fees and expenses in connection with the commitments. A hearing to consider the Company's request for approval of the commitments and the payment of such amounts is scheduled for October 30, 2006. This Report is only a summary of documents referred to herein. A copy of the motion and related exhibits, which include the Equity Commitment Agreement, and the equity investment and plan term sheets, as well as redacted versions of the exit financing commitment and fee letters and related term sheets, are available on the Company's web site at www.foamex.com/restructuring.


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


     As a part of its commitment from the Significant Equityholders, the Company and the Significant Equityholders have reached agreement on the principal terms of an amended plan of reorganization (the "Amended Plan"). The Company plans to file shortly the Amended Plan and an accompanying disclosure statement with the Bankruptcy Court. The Amended Plan and disclosure statement and the contemplated transactions thereunder are subject to Bankruptcy Court approval.

     The proposed rights offering will be made pursuant to a registration statement covering the additional shares of common stock being offered. In order to commence the rights offering, the Company must obtain the approval of the Bankruptcy Court and the Securities and Exchange Commission must declare the registration statement to be effective.

     This Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Nor shall this Report constitute a solicitation of acceptances of, or an offer of securities pursuant to a chapter 11 plan under the U.S. Bankruptcy Code. Any such offer or solicitation will be made in compliance with all applicable securities laws and/or provisions of the U.S. Bankruptcy Code. Capitalized terms used herein but not otherwise defined have the meaning ascribed to them in the Amended Plan.

     Below is a description of the Amended Plan term sheet, the Equity Commitment Agreement and the Exit Financing Commitment.

Amended Plan Term Sheet

Anticipated Treatment of Claims and Interests

     o Full payment in cash will be made to holders of allowed claims based upon the Company's Senior Secured Notes and Senior Subordinated Notes.

     o    Other allowed unsecured claims will be satisfied in full in cash.

     o    Allowed  administrative  claims,  Priority Tax Claims,  DIP  Financing
          Claims, Other Priority Claims and Other Secured Claims will be satisfied in full in cash or, with respect to Other Secured Claims, as otherwise provided in the term sheet.

     o Existing preferred stock will be converted into common stock on the Effective Date of the Amended Plan.

     o Existing common stock will remain outstanding after the Effective Date, but will be subject to dilution as a result of the issuance of additional common stock pursuant to the rights offering and, if exercised, the call option, and any common stock to be issued under the proposed Management Incentive Plan and the existing Key Employee Retention Program or upon exercise of any stock options.



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


     o    Holders  of  common  equity   interests  (other  than  common  stock),
          including any options, warrants or rights to acquire the same, will retain their interests.

Board of Directors Representation

     o The Significant Equityholders will have the right, but not the obligation, to nominate four members of the Reorganized Foamex International's Board of Directors.

     o The Board of Directors will also include one independent director, as well as Foamex International's Chief Executive Officer and its General Counsel.

Reorganized Company's Senior Management

     o The officers of the Reorganized Company will be substantially the same as the existing officers of Foamex International and Mr. Raymond E. Mabus, Jr. will remain as President and Chief Executive Officer.

Equity Commitment Agreement

     In connection with the rights offering, Foamex International entered into the Equity Commitment Agreement with the Significant Equityholders on October 13, 2006. Upon the Bankruptcy Court's approval of the Equity Commitment Agreement, Foamex International will enter into a put option agreement (substantially in the form of the agreement attached as an exhibit to the Equity Commitment Agreement), whereby Foamex International will purchase a put option (the "Put Option") from the Significant Equityholders for an aggregate option premium of up to $9.5 million (the "Put Option Premium"). Under the Put Option, and subject to the terms of the Equity Commitment Agreement, Foamex
International may require the Significant Equityholders to purchase new preferred stock in Reorganized Foamex International for an aggregate purchase price of $150 million minus the gross amount of proceeds received by Foamex International as a result of the rights offering (the "Rights Offering Shortfall").

     The Significant Equityholders' obligations under the Equity Commitment Agreement are subject to a number of conditions precedent, which may be waived as set forth in the Equity Commitment Agreement. Among other conditions precedent, the Amended Plan must provide that Foamex International shall, on or prior to the Effective Date, sell an option (the "Call Option") to the Significant Equityholders for the purchase of new common stock on the Effective Date at a per share price equal to the exercise price for the rights offering for each right that is not exercised under the rights offering, up to a maximum aggregate purchase price equal to the Rights Offering Shortfall. Other conditions precedent to the Significant Equityholders' obligations under the Put Option include, but are not limited to, the Bankruptcy Court's entry of an order confirming the Amended Plan (in form and substance reasonably acceptable to the Significant Equityholders) and the absence of the occurrence of any Termination Events (as defined in the Equity Commitment Agreement) giving rise to the Significant Equityholders' termination of the Equity Commitment Agreement.

     The Put Option Premium shall be payable as an administrative expense in the following manner: (i) $2.0 million shall be paid no later than three business days after the


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Bankruptcy Court enters an order approving the Equity Commitment Agreement; (ii)
$2.5 million shall be paid on the date that the Bankruptcy Court enters an order
approving  a  Competing   Transaction  (as  defined  in  the  Equity  Commitment
Agreement); (iii) $5.5 million shall be paid upon the occurrence of certain Termination Events, which include, without limitation, the appointment of a trustee in the Company's bankruptcy cases, the conversion of the bankruptcy cases to chapter 7 liquidations, the breach of any material provision of the Equity Commitment Agreement by Foamex International, and the failure to satisfy the condition that the Effective Date must occur on or before February 28, 2007; and (iv) $7.5 million shall be paid on the Effective Date of the Amended Plan if the Equity Commitment Agreement is not otherwise terminated earlier and remains in full force and effect. The Put Option Premium is nonrefundable.

     The Company and the Significant Equityholders have agreed that the Amended Plan shall require the Significant Equityholders to pay an option premium of $2.0 million in connection with the Call Option. In the event that the Significant Equityholders exercise the Call Option which will be provided under the Amended Plan, the Put Option would expire unexercised.

     The Significant Equityholders' commitments described above expire on February 28, 2007.

Exit Financing Commitment

     In connection with the Amended Plan, Reorganized Foamex L.P. is expected to enter into new senior secured credit facilities with a syndicate of lenders. Bank of America, N.A. will be the administrative agent and the collateral agent. Banc of America Securities LLC ("BAS") will be the sole exclusive lead arranger with respect to the revolving credit facility and Morgan Stanley Senior Funding, Inc. ("MSSF") and Barclays Capital, the investment banking division of Barclays Bank PLC ("Barclays"), will be the co-lead arrangers for the term loan facilities, with BAS acting as exclusive book runner for all facilities. MSSF and Barclays will be the co-syndication agents. The commitment letter for the exit financing similarly expires on February 28, 2007.

     The new senior secured credit facilities will provide for aggregate commitments of $790 million, consisting of (a) a revolving credit facility of $175 million, including a sub-limit of $45 million for letters of credit and (b) term loan facilities of $615 million, of which $425 million is expected to be under a first lien term loan facility and $190 million is expected to be under a second lien term loan facility. Advances under the revolving credit facility are limited by a borrowing base formula consisting of 85% of eligible accounts receivable, less certain reserves.

     At closing, the proceeds of the new senior secured credit facilities will be used to repay our current DIP revolving credit facility, certain other indebtedness, other liabilities and to pay fees and expenses incurred in connection with the refinancing. On and after the closing date, the revolving credit facility may be used for working capital and general corporate purposes.

     Reorganized Foamex International and its domestic subsidiaries and Canadian subsidiary will unconditionally guarantee the repayment of the new senior secured credit facilities and certain other obligations. The new senior secured credit


                                       5
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facilities  and the  guarantees  will  be  secured  by a  security  interest  in substantially all of the tangible and intangible assets of Reorganized Foamex L.P. and each of the guarantors under the new senior secured credit facilities, with certain exceptions.

Litigation

     In July 2001, Foamex L.P. purchased certain assets, but did not assume any liabilities, related to the manufacture and sale of a variety of polyurethane products from a group of sellers, including General Foam Corporation ("GFC"). PMC, Inc. ("PMC"), the parent of GFC, served as guarantor under the asset purchase agreement memorializing the sale. The guarantee, for the benefit of the Company, covered the performance of all terms, conditions, covenants and indemnities required to be performed by the sellers (including GFC) under the agreement.

     Foamex L.P. is party to certain disputes relating to a fire at a nightclub in placeCityWest Warwick, StateRhode Island in February 2003. The fire destroyed the nightclub killing 100 persons and injuring over 100 others. Foamex L.P. and several of its affiliates are named as defendants, along with more than 50 other defendants, in certain litigation concerning the fire. The ensuing litigation comprising numerous cases has been consolidated in a single case, Gray v.
Derderian, Case No. 04-312L (the "Litigation"), before the United States District Court for the District of Rhode Island. Plaintiffs have also filed proofs of claim in the Company's bankruptcy cases. Foamex L.P. is named in these cases solely as an alleged successor to GFC, a defendant in the Litigation. In addition to other foam manufacturing defendants in the Litigation, GFC is alleged to have manufactured and sold polyurethane foam to a foam fabricator in StateplaceRhode Island. The foam fabricator is alleged to have then sold the foam at issue to the nightclub. The foam was among other building materials alleged to have caught fire when pyrotechnics were set off inside the nightclub.

     The Litigation is in its early stages and is presently stayed as against the Company due to the Company's bankruptcy filing on September 19, 2005. The Company believes that there are multiple defenses to (i) the claims against GFC, and (ii) the successor claim against the Company. The Company intends to continue vigorously defending itself in the Litigation. The Company also believes that, if GFC is held liable for monetary damages in the Litigation, GFC is unable to satisfy that obligation and the Company is found to have liability as a successor to GFC, there is likely to be adequate insurance available to the Company to cover such liability. However, there can be no assurance that the defenses available to GFC or to the Company as an alleged successor will prevail. In addition, there can be no assurance that, if GFC is held liable for monetary damages in the Litigation, GFC will be able to satisfy that obligation through its insurance or assets or that the liability insurance available to the Company will be sufficient to cover any potential liability to the Company, if it were to be found to be a successor to GFC.

     The Company has incurred fees and costs in defense of the Litigation and neither GFC nor PMC had honored the Company's demand for reimbursement of fees and costs, as was agreed to under the asset purchase agreement. Therefore, in November 2005, the Company filed an adversary proceeding (the "PMC Litigation") in the bankruptcy case against PMC alleging,


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among other claims,  that PMC breached its obligations  under the asset purchase agreement by failing to reimburse the Company for its costs related to the defense of the Litigation.

     On October 4, 2006, the parties to the PMC Litigation agreed, subject to Bankruptcy Court approval and certain other conditions, to a settlement of the PMC Litigation and the Company filed a motion in the Bankruptcy Court seeking approval. The settlement resolves the PMC Litigation in its entirety and will result in the recovery of the vast majority of the Company's costs and fees expended thus far defending the Litigation and up to an aggregate of $2.5 million in future costs and fees, but does not settle any disputes as to any PMC obligations under the indemnity for the underlying liability, which is subject to the same $2.5 million indemnity cap. Objections to the settlement were due to be filed no later than October 13, 2006 and a hearing to consider approval of the settlement is scheduled for October 19, 2006.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits.

     (d)  Exhibits

     4.18 Equity Commitment Agreement, dated as of October 13, 2006, by and among Foamex International Inc. and D. E. Shaw Laminar Portfolios, L.L.C., Goldman, Sachs & Co., Par IV Master Fund, Ltd, Sunrise Partners Limited Partnership, and Sigma Capital Associates, LLC.

     99.1 Press Release, dated October 13, 2006.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 13, 2006

                                 FOAMEX INTERNATIONAL INC.


                                 By:        /s/Gregory J. Christian
                                            ----------------------------------
                                 Name:      Gregory J. Christian
                                 Title:     Executive Vice President and
                                            General Counsel

                                 FOAMEX L.P.
                                 By: FMXI, INC.,
                                            its Managing General Partner

                                 By:        /s/ Gregory J. Christian
                                            ----------------------------------
                                 Name:      Gregory J. Christian
                                 Title:     Vice President and Secretary

                                 FOAMEX CAPITAL CORPORATION

                                 By:        /s/ Gregory J. Christian
                                            ----------------------------------
                                 Name:      Gregory J. Christian
                                 Title:     Vice President and Secretary




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                                  EXHIBIT INDEX

Exhibit
Number    Description

4.18 Equity Commitment Agreement, dated as of October 13, 2006, by and among Foamex International Inc. and D. E. Shaw Laminar Portfolios, L.L.C., Goldman, Sachs & Co., Par IV Master Fund, Ltd, Sunrise Partners Limited Partnership, and Sigma Capital Associates, LLC.

99.1      Press Release, dated October 13, 2006.


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